                                                                   EXHIBIT 10.43



                            STOCKHOLDERS AGREEMENT


                                 by and among


                         FS EQUITY PARTNERS III, L.P.

                    FS EQUITY PARTNERS INTERNATIONAL, L.P.,

                    THE NEW STOCKHOLDERS IDENTIFIED HEREIN,

                                      AND

                             AFC ENTERPRISES, INC.


                                March 18, 1998

                               TABLE OF CONTENTS


                                                                            Page
1.   Definitions...........................................................   1

2.   Transfer of Shares by FS Stockholder; Rights of Inclusion.............   3
     2.1    Right of Inclusion.............................................   3
     2.2    Third-Party Offer..............................................   3
     2.3    Allocation of Included Shares..................................   4
     2.4    Consummation...................................................   5
     2.5    Termination and Assignment.....................................   6

3.   Obligation to Sell Securities.........................................   6
     3.1    Sale Obligation................................................   6
     3.2    Termination and Assignment.....................................   7

4.   Restrictions on Transfers of Securities; Right of First Offer.........   7
     4.1    Transfer Restrictions..........................................   7
     4.2    Right of First Offer by New Stockholders.......................   8
     4.3    Charitable Organization........................................  10
     4.4    Termination and Assignment.....................................  11

5.   Registration Rights...................................................  11

6.   Other Agreements......................................................  11

7.   Copy of Agreement.....................................................  11

8.   Governing Law.........................................................  11

9.   Representations and Warranties........................................  12

10.  Merger Tax Treatment..................................................  12

11.  Amendment and Waiver; Successors......................................  12

12.  Interpretation........................................................  13

13.  Notices...............................................................  13

14.  Legends...............................................................  13

                                                                            Page
                                                                            ----
15.  Further Assurances....................................................  13

16.  Injunctive Relief; Disputes...........................................  14

17.  Severability..........................................................  14

18.  Entire Agreement......................................................  14

19.  Counterparts..........................................................  14


SCHEDULE 1

     New Stockholders...................................................... S-1

SCHEDULE 2

     Ownership of Company Common Stock
     by the FS Stockholder and the New Stockholders........................ S-2

                             STOCKHOLDERS AGREEMENT


     THIS STOCKHOLDERS AGREEMENT (this "Agreement") is made and entered into as of March 18, 1998 by and among AFC Enterprises, Inc., a Minnesota corporation (the "Company"), FS Equity Partners III, L.P., a Delaware limited partnership ("FSEP III"), FS Equity Partners International, L.P., a Delaware limited partnership ("FSEP International," and collectively with FSEP III, the "FS Stockholder"), and the new stockholders of the Company, as listed on Schedule 1 attached hereto (the "New Stockholders").

                                    RECITALS

     A. On January 23, 1998, the Company, Seattle Coffee Company, a Washington corporation ("SCC"), and the principal shareholders of SCC entered into an Agreement and Plan of Merger (as amended, the "Merger Agreement") in which the Company would acquire from the New Stockholders all of the capital stock of SCC in exchange for a combination of cash and shares of common stock ("Common Stock") of the Company and a wholly-owned subsidiary of the Company will merge with SCC (the "Merger");

     B. Pursuant to the terms of the Merger Agreement, each shareholder of SCC may elect to receive the merger consideration in either cash or Common Stock;

     C. The shareholders of SCC that intend to receive some or all of their consideration in Common Stock, the FS Stockholder and the Company wish to enter into the Agreement with respect to certain rights, obligations and restrictions relating to the securities of the Company.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

          1.   Definitions.  As used in this Agreement, the following
               -----------
capitalized terms shall have the following meanings:

          Affiliate or Associate:  Such terms shall have the meanings given them
          ----------------------
pursuant to Rule 12b-2 of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended.

          Board:  The Board of Directors of the Company.
          -----

          Common Stock:  The Common Stock, par value $.01 per share, of the
          ------------
Company.

          Initial Shares:  Shall mean the 20,970,814 shares of Common Stock
          --------------
issued and outstanding on the date hereof and held beneficially and of record by the Stockholders as follows:



                                          INITIAL SHARES OF
              STOCKHOLDER                   COMMON STOCK
-----------------------------------------------------------------


FS Equity Partners III, L.P.                     18,259,483

FS Equity Partners International, L.P.              733,583

New Stockholders listed on Schedule 1        See Schedule 1


          New Stockholders: The former shareholders of SCC listed on Schedule 1
          ----------------                                           ----------
attached hereto who shall become stockholders of the Company pursuant to the closing of the transactions contemplated in the SCC Merger Agreement.

          Permitted Transferee:  Subject to Section 4.1, Permitted Transferee
          --------------------
shall mean an Affiliate of a Stockholder or, with respect to any Stockholder who is an individual, (i) such Stockholder's spouse or issue, (ii) a trust for their or the Stockholder's benefit or, (iii) provided that the requirements of Section
4.3 are satisfied, a charitable remainder trust ("CRT") in which the sole trustee is the Stockholder or Stockholder's spouse or issue, and the beneficiary is an organization that qualifies for income, gift or estate tax charitable deduction ("Charitable Organization") under the Internal Revenue Code of 1986, as amended.

          Person:  Any individual, corporation, entity, partnership, joint
          ------
venture, association, joint-stock company, trust, unincorporated organization or other entity.

          Public Offering:  A public offering of shares of Voting Securities of
          ---------------
the Company registered under the Securities Act, but shall not include an offering registered on Form S-4 or Form S-8 (or any substitute form that is adopted by the SEC), or an offering of Voting Securities in connection with a sale of debt securities of the Company. The term "Initial Public Offering" shall mean an underwritten Public Offering of Voting Securities which results in gross proceeds to the Company in excess of $25 million from the sale of Voting Securities.

          SEC:  The Securities and Exchange Commission.
          ---

          Securities:  Shall mean (i) Voting Securities, (ii) all rights,
          ----------
options, warrants to purchase such Voting Securities or the securities described in the following clause and (iii) all other securities or capital stock of any type whatsoever, including, without limitation,

(A) preferred stock, debt securities and securities that are, or may become, convertible into or exchangeable for, or that entitle the holder to purchase, Voting Securities, (B) preferred stock and (C) debt securities. The term Securities shall include all Securities now owned or hereafter acquired by any of the Stockholders.

          Securities Act:  The Securities Act of 1933, as amended.
          --------------

          Stockholders:  The FS Stockholder and the New Stockholders.
          ------------

          Subsidiary:  With respect to any Person, a corporation or other entity
          ----------
of which shares of stock or other ownership interests having ordinary voting power to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person.

          Voting Securities:  All Securities of the Company which possess
          -----------------
general voting power to elect members of the Board; provided that Voting Securities shall not include any options or warrants to purchase Voting Securities.

          2.   Transfer of Shares by FS Stockholder; Rights of Inclusion.
               ---------------------------------------------------------

               2.1  Right of Inclusion.  The FS Stockholder agrees not to
                    ------------------
sell all or any portion of the shares of Common Stock it holds to any Person (individually, a "Third Party" and, collectively, "Third Parties") unless each of the New Stockholders is given an opportunity to sell to the Third Party such number of shares of Common Stock owned by such New Stockholder as is determined in accordance with Subsection 2.3 of this Section 2; provided, however, that the
                                                     --------  -------
New Stockholders shall have no rights pursuant to this Section 2 with respect to sales or other transfers by the FS Stockholder of Common Stock to any Permitted Transferee of the FS Stockholder; and provided further, that the rights of such
                                      -------- -------
New Stockholders pursuant to this Section 2 are subject to Section 10 of this Agreement.

               2.2  Third-Party Offer.  Prior to the consummation of any sale of
                    -----------------
all or any portion of the shares of Common Stock held by the FS Stockholder to a Third Party, the FS Stockholder shall cause each bona fide offer from such Third Party to purchase such shares from the FS Stockholder (a "Third-Party Offer") to be reduced to writing and shall send written notice of such Third-Party Offer (the "Initial Offer Notice") to each of the New Stockholders. Each Third-Party Offer shall include an offer to purchase shares of Common Stock from the New Stockholders in the amounts determined in accordance with Subsection 2.3 of this
Section 2, at the same time, at the same price and on the same terms as the sale by the FS Stockholder to the Third Party, and according to the terms and conditions of this Agreement. The Initial Offer Notice shall be accompanied by a true copy of the Third-Party Offer. If such New Stockholder desires to accept the offer contained in the Initial Offer Notice, such New Stockholder shall furnish written notice to the FS Stockholder, within 20 days after its receipt of the Initial Offer Notice, indicating such New Stockholder's irrevocable acceptance of the offer included in the Initial Offer Notice and setting forth the maximum number of shares of Common Stock such New Stockholder agrees to sell to the Third Party (the "Acceptance Notice"). If such New Stockholder does not furnish an Acceptance Notice to the FS Stockholder in accordance with these provisions by the end of such 20-day period, such New Stockholder shall be deemed to have irrevocably rejected the offer contained in the Initial Offer Notice. All shares of Common Stock set forth in the Acceptance Notices of the New Stockholders together with the shares of Common Stock proposed to be sold by the FS Stockholder to the Third Party are referred to collectively as "All Offered Shares." Within three days after the date on which the Third Party informs the FS Stockholder of the total number of shares of Common Stock which such Third Party has agreed to purchase in accordance with the terms specified in the Initial Offer Notice, the FS Stockholder shall send written notice (the "Final Notice") to the participating New Stockholders setting forth the number of shares of Common Stock each New Stockholder shall sell to the Third Party as determined in accordance with Subsection 2.3 of this
Section 2, which number shall not exceed the maximum number specified by such New Stockholder in its Acceptance Notice. Within five days after the date of the Final Notice (or such shorter period as may reasonably be requested by the FS Stockholder to facilitate the sale), each participating New Stockholder shall furnish to the FS Stockholder (i) a written undertaking to deliver, upon the consummation of the sale of Common Stock to the Third Party as indicated in the Final Notice, the certificates representing the shares of Common Stock held by such New Stockholder which will be transferred pursuant to such Third-Party Offer (such shares shall be referred to herein as the "Included Shares") and
(ii) a limited power-of-attorney authorizing the FS Stockholder to transfer the Included Shares pursuant to the terms of such Third-Party Offer. Each New Stockholder shall be required to make representations and warranties in connection with such transfer only with respect to its own authority to transfer and its title to the shares of Common Stock transferred. In any such transaction the Company will cooperate with all Stockholders to facilitate the transaction.

               2.3  Allocation of Included Shares.  The maximum number of shares
                    -----------------------------
of Common Stock that may be sold by FSEP III, FSEP International and each New Stockholder and all other holders of Common Stock who have rights to participate in sales of Common Stock by the FS Stockholder pursuant to written agreements by and between the FS Stockholder and any such holder (the "Other Tag-Along Rights Holders") in any sale governed by this Section 2 shall be (i) All Offered Shares in the event the Third Party has agreed to purchase All Offered Shares and all shares of Common Stock that the Other Tag-Along Rights Holders who have elected to participate in such sale seek to include in such sale or (ii) such number of shares of Common Stock equal to the product of (a) the total number of shares of Common Stock which the Third Party has agreed to purchase times (b) a fraction, the numerator of which is the total number of shares of Common Stock owned by FSEP III, FSEP International, a New Stockholder or each Other Tag-Along Rights Holder who has elected to participate in such sale, as the case may be, on the date of the Final Notice and the denominator of which is the total number of shares of Common Stock owned on the date of the Final Notice by FSEP III, FSEP International, the New Stockholders and the Other Tag-Along Rights Holders who have elected to participate in such sale; provided, however, that, in the event FSEP III, FSEP International, the
      --------  -------
New Stockholders or any Other Tag-Along Rights Holder elects to sell a number of shares of Common Stock which is less than the number of shares such holder could sell pursuant to clause (ii) above, the shares of Common Stock that the others of such holders can sell in such transaction shall be increased by an aggregate amount equal to the number of shares which any of FSEP III, FSEP International, the New Stockholders or any Other Tag-Along Rights Holder could have sold in such transaction but chose not to sell, and any such increase shall be allocated among such other holders on a pro rata basis based upon the total number of shares of Common Stock owned on the date of the Final Notice by such other holders.

               2.4  Consummation.  The FS Stockholder shall have 180 days from
                    ------------
the date of the Final Notice in which to sell to the Third Party the shares of Common Stock owned by the FS Stockholder and the Included Shares of the New Stockholders on terms which are not materially less favorable to the sellers of shares of Common Stock than those specified in the applicable Initial Offer Notice; provided, however, that in the event there is a decrease in the price to
        --------  -------
be paid by the Third Party for the shares of Common Stock to be sold from the price set forth in the Initial Offer Notice, which decrease is acceptable to the FS Stockholder, or other material change in terms which are less favorable to the FS Stockholder, but which are acceptable to the FS Stockholder, the FS Stockholder shall notify the participating New Stockholders of such decrease or change in terms, and each of the participating New Stockholders shall have five business days from the date of receipt of the notice of such decrease or change in terms to reduce the number of shares of Common Stock it will sell to such Third Party as previously indicated in the applicable Acceptance Notice and the number of shares that all other participating stockholders (including Other Tag-Along Rights Holders) may transfer shall be increased in accordance with the provisions of Section 2.3. The FS Stockholder shall act as agent for the New Stockholders in connection with such sale and shall cause to be remitted to each New Stockholder the total sales price of the Included Shares of such New Stockholder sold pursuant thereto, which consideration shall be in the same form as the consideration received by the FS Stockholder and as specified in the applicable Initial Offer Notice, net of the New Stockholder's respective pro rata portion (based on the number of shares of Common Stock sold) of the reasonable, out-of-pocket expenses incurred by the FS Stockholder in connection with such sale (not including, however, any transaction fee charged by the FS Stockholder or its Affiliates). The FS Stockholder shall furnish, or shall cause to be furnished, such other evidence of the completion and time of completion of such sale and the terms thereof as may be reasonably requested by the New Stockholder including, without limitation, evidence of the expenses incurred by the FS Stockholder in connection with such sale. If and to the extent that, at the end of 180 days following the date of the Final Notice, the FS Stockholder has not completed the sale contemplated thereby, the FS Stockholder shall return to each participating New Stockholder all certificates representing the Included Shares and all powers-of-attorney which a New Stockholder may have transmitted pursuant to the terms hereof.

               2.5  Termination and Assignment.  The obligations of the FS
                    --------------------------
Stockholder pursuant to the provisions of this Section 2 shall terminate upon the consummation of an Initial Public Offering. The rights granted to the New Stockholders under this Section 2 shall not be assignable except to a Permitted Transferee in accordance with Section 4.1, provided that the Permitted Transferee executes a written undertaking to be and become bound by this Agreement in the same manner and to the same extent as such New Stockholder.

          3.   Obligation to Sell Securities.
               -----------------------------

               3.1  Sale Obligation.  If the FS Stockholder finds a buyer for
                    ---------------
all of the shares of Common Stock held by the FS Stockholder (whether such sale is by way of purchase, merger or other form of transaction), upon the request of the FS Stockholder, each of the New Stockholders shall sell all or any portion of the Securities beneficially owned by such New Stockholder to such third-party buyer pursuant to the terms and conditions negotiated by the FS Stockholder.
All holders of each class of Securities shall receive the same form and amount of consideration for such Securities. Any Security that is convertible into Common Stock shall be purchased on an "as converted" basis. Any series of preferred stock that is not convertible into Common Stock shall be purchased for its stated liquidation preference plus accrued and unpaid dividends. Any debt Security which is not convertible into Common Stock shall be purchased at its outstanding principal amount plus accrued and unpaid interest, plus any prepayment or redemption premium set forth in the instruments governing such Security. The exercise price (if any) of a Security shall be deducted from the consideration to be received; provided however that if the exercise price of such Security is greater than the consideration to be received, such Security shall be canceled without any payment to its holder. Each of the New Stockholders agrees to such sale and to execute such agreements, powers of attorney, voting proxies or other documents and instruments as may be necessary to consummate such sale; provided that no New Stockholder shall be obligated to make any representations and warranties with respect to such sale other than with respect to its own authority to transfer and its title to the Securities transferred. Each of the New Stockholders further agrees to timely take such other actions as the FS Stockholder may reasonably request to enforce its obligation to sell its Securities, and otherwise as necessary in connection with the approval of the consummation of such sale, including voting all Securities in favor of such sale. Each New Stockholder shall pay its pro rata portion (based on the total value of the consideration received by such New Stockholder compared to the aggregate consideration received by all New Stockholders in the transaction) of the reasonable out-of-pocket expenses incurred by the FS Stockholder in connection with a sale consummated pursuant to this Section 3 (not including, however any transaction fee charged by the FS Stockholder or its Affiliates). Notwithstanding the foregoing provisions of this Section 3, no New Stockholder shall have any obligation to sell Securities in connection with any sale by the

FS Stockholder of all of its shares of Common Stock unless, prior to the consummation of such sale, (i) the Board determines that the consideration to be received by the New Stockholders in such sale for their shares of Common Stock is not less than the aggregate fair market value of the shares of Common Stock held by the New Stockholders and (ii) the Company shall have obtained a fairness opinion from an investment banking firm that such a sale is fair, from a financial point of view, to the holders of Common Stock.

               3.2  Termination and Assignment.  The obligations of the New
                    --------------------------
Stockholders pursuant to this Section 3 shall be binding on any transferee of Securities held by a New Stockholder, and each New Stockholder shall obtain and deliver to the FS Stockholder a written commitment to be bound by such provisions from each such transferee prior to any transfer. The obligations of each Stockholder pursuant to this Section 3, and the obligations of any such transferee, shall terminate upon the consummation of an Initial Public Offering. The rights of FS Stockholder under this Section 3 shall not be assignable and shall terminate in the event that the FS Stockholder holds a number of shares of Common Stock which represents less than 33-1/3% of the total number of shares of Common Stock outstanding at any time (with FSEP III and FSEP International considered collectively for this purpose).

          4.   Restrictions on Transfers of Securities; Right of First Offer.
               -------------------------------------------------------------

               4.1  Transfer Restrictions.  Notwithstanding any other provision
                    ---------------------
of this Agreement, including (without limitation) the provisions of Exhibit A, no New Stockholder shall (i) pledge, hypothecate or encumber any Securities;
(ii) sell, assign, transfer, or otherwise dispose of or convey ("Transfer") any Securities, or any right, title or interest therein, except in compliance with the Securities Act and all applicable state securities laws or (iii) Transfer any Securities, or any right, title or interest therein except for sales of Securities expressly permitted by and in compliance with this Agreement, including (without limitation) Subsection 4.2 and Section 10. Any attempt to Transfer, pledge, hypothecate or encumber Securities, or any right, title or interest therein, not in compliance with this Agreement shall be null and void, and the Company shall not give effect to any such attempted transaction or Transfer. Any Securities Transferred pursuant to the terms and requirements of this Agreement shall be Transferred free and clear of all mortgages, liens, pledges, charges and security interests or encumbrances, or any obligations or liabilities in connection therewith. Each New Stockholder, on the execution and delivery of this Agreement, agrees that such New Stockholder will not Transfer any Securities prior to delivery to the Company of an opinion of counsel in form and substance satisfactory to the Company with respect to compliance with the Securities Act, or until a registration statement with respect to such Securities under the Securities Act has become effective. All transferees of Securities will be bound by this Agreement in the same manner and to the same extent as the transferor and prior to any Transfer must deliver to the Company and the Stockholders a written undertaking to be and become so bound. Upon completion of any Transfer in compliance with this Agreement, the transferee shall become a Stockholder and entitled to the rights hereunder which may be duly and validly assigned to such transferee. A New Stockholder may transfer Securities to a Permitted Transferee provided that such transferee executes a written undertaking to be and becomes bound by this Agreement in the same manner and to the same extent as the transferring New Stockholder; and provided further, that prior to the consummation of any transaction in which a Permitted Transferee ceases to be an Affiliate of such New Stockholder, such Permitted Transferee shall reconvey all Securities to the transferring New Stockholder and the Securities will remain subject to this Agreement. A Permitted Transferee may not subsequently transfer the Securities, except transfers of Securities back to the transferring New Stockholder.

               4.2  Right of First Offer by New Stockholders.  Subject to
                    ----------------------------------------
Sections 4.1 and 10 of this Agreement, each of the New Stockholders hereby agrees not to Transfer any of the Securities held by them to any Person (other than a Permitted Transferee) unless certain other Stockholders are given the right to acquire such Securities pursuant to the provisions of this Subsection
4.2. If any of the New Stockholders receives an offer from any person to acquire any Securities, or decides to solicit or cause to be solicited a proposal or proposals to acquire Securities, such New Stockholder (the "Offering Stockholder") shall first give all other New Stockholders (each, an "Offeree," and together, the "Offerees"), the Company and the FS Stockholder written notice (the "Stockholder Notice") of such intention, which notice shall include a term sheet stating, among other material terms, the minimum cash sales price (the "Target Price") that the Offering Stockholder would entertain for the Securities to be sold (the "Offered Securities"). Each of the Offerees shall have the right for a period of 30 days following the delivery of the Stockholder Notice (the "Acceptance Period") to accept the offer to purchase all but not less than all of its respective Offeree Pro Rata Share (as defined below) of the Offered Securities at the Target Price and upon the other terms provided with the Stockholder Notice; provided that all and not less than all of the Offered Securities are purchased. Each Offeree that has elected to purchase its Offeree Pro Rata Share of the Offered Securities will have the right to purchase all or any part of the unsubscribed portion of the Offered Securities up to its pro rata share of such unsubscribed portion (determined in accordance with the number of shares of Voting Securities owned by the parties that elect to purchase such unsubscribed for portion). Each Offeree shall exercise its rights under this Subsection 4.2 by delivering to the Offering Stockholder written notice of its election prior to 5:00 p.m. Los Angeles time on the final day of the Acceptance Period. On the first business day following the termination of the Acceptance Period, the Company shall notify all Offerees that have exercised their rights hereunder of the amount of any unsubscribed portion of the Offered Securities, and such Offerees shall have five business days to accept the offer to purchase their pro rata share of such unsubscribed portion. If some portion of the Offered Securities remains unsubscribed following such five business day period, the Offering Stockholder shall send the Stockholder Notice to the FS Stockholder, and the FS Stockholder shall have the right for a period of 35 days following the termination of the five business day period ("the Second Acceptance Period") to accept the offer to purchase all or any part of the unsubscribed portion of the Offered Securities ("Unsubscribed Offered

Securities"). The FS Stockholder shall exercise its rights under this Subsection
4.2 by delivering to the Offering Stockholder written notice of its election prior to 5:00 p.m. Los Angeles time on the final day of the Second Acceptance Period. If it elects to purchase Unsubscribed Offered Securities, the FS Stockholder shall be deemed to be an "Offeree" for the purposes of this Subsection 4.2. If an Offeree exercises its rights under this Subsection 4.2, the sale of such Securities shall be consummated within 30 days of the final day of the Acceptance Period or, if applicable, the Second Acceptance Period (the "Purchase Period"). If the Offerees do not elect to purchase such Securities on such terms or fail to consummate a purchase of such Securities within the Purchase Period, the Offering Stockholder shall have the right to consummate the sale of such Securities for a sales price equal to or greater than the Target Price and on terms no more favorable to the purchaser than specified in the Stockholder Notice for a period of 90 days (the "Consummation Period") after the expiration of the Acceptance Period or, if applicable, the Second Acceptance Period or the Purchase Period. If the Offering Stockholder does not complete such sale, transfer or conveyance within the Consummation Period, the Offering Stockholder shall not have the right to sell, transfer or convey any of such Securities without again complying with this Subsection 4.2. In the event the Offering Stockholder intends to sell Securities for consideration other than cash, the Offering Stockholder shall notify the Offerees and the FS Stockholder of the terms of such non-cash consideration. The Offerees may elect within ten days of such notice to have the fair market value of such non-cash consideration determined, with the parties jointly selecting an investment banking firm to resolve any dispute regarding the fair market value of such non-cash consideration; in the absence of agreement on such firm, Goldman, Sachs & Co. shall determine such fair market value. The Offeree and the FS Stockholder shall be immediately notified of this fair market value determination. If the sum of the fair market value of the non-cash consideration and the cash consideration (in the case of a sale that is partially for cash) is less than the cash price offered to the Offerees pursuant to this Subsection 4.2, the Offerees may, within 10 days of the determination of the fair market value of the non-cash consideration, elect to purchase the Securities proposed to be sold for an amount equal to the sum of (i) the fair market value of the non-cash consideration and (ii) the cash consideration, if any. If some portion of the Offered Securities remains unsubscribed following such 10-day period, the Offering Stockholder shall send notice of the amount of unsubscribed Offered Securities to the FS Stockholder. The FS Stockholder shall then have an additional 15 days to elect to purchase such unsubscribed Offered Securities. Such purchase must be consummated within 15 days of such election to purchase (including, if applicable, the FS Stockholder's election). For purposes of this Subsection 4.2, "Offeree Pro Rata Share" shall mean a fraction (i) the numerator of which is the total number of shares of Voting Securities then held by a New Stockholder and (ii) the denominator of which is the total number of shares of Voting Securities then held by all New Stockholders entitled to receive the right of first offer. If the Offering Stockholder receives a written offer for such Securities at any time during the Consummation Period which is acceptable to the Offering Stockholder but is less than the Target Price or is upon terms less favorable to the Offering Stockholder than the terms provided to the Offerees in the Stockholder Notice (the "Below Target Price Offer"), the Offering Stockholder shall promptly deliver a copy of such written offer to the Offerees. During the 15-day period following delivery of such written offer, the Offerees shall have the right to accept the offer to purchase the Securities offered on the terms reflected in such written offer. Each Offeree shall, if it so desires, exercise such right by delivery to the Offering Stockholder written notice of its election to purchase all but not less than all of its Offeree Pro Rata Share of the Offered Securities prior to 5:00 p.m. Los Angeles time on the final day of such additional 15 day period and the sale of such Securities shall be consummated within 30 days of the delivery of such written notice. Any unsubscribed portion of the Offered Securities shall be offered to the Offerees and, if applicable, the FS Stockholder, in the manner provided above. If the Offerees do not elect to accept the offer to purchase the Offered Securities on such terms or fail to consummate the purchase of the Offered Securities within 30 days of the date of the Offerees' acceptance of the Below Target Price Offer, the Offering Stockholder shall have 90 days to consummate the sale of the Offered Securities at a price and upon terms that are not less favorable to the Offering Stockholder than the price and terms specified in the written offer delivered to the Offerees. In the event a Below Target Price Offer involves any non-cash consideration, the procedures for valuing such non-cash consideration set forth in Subsection 4.2 above shall be utilized to determine the fair market value of such non-cash consideration.

               4.3  Charitable Organization.  A CRT shall only be deemed to be a
                    -----------------------
"Permitted Transferee" under the terms of this Agreement if:

          (a) The Stockholder, or Stockholder's spouse or issue (the "Trustee"), and the Charitable Organization that is the beneficiary of such CRT makes the following applicable representations, warranties and covenants:

               (1) The Trustee is the sole trustee of the CRT, and represents and warrants that, (i) under the terms of the CRT, the Trustee has the requisite power and authority to bind the CRT to this Agreement and (ii) upon its execution, this Agreement is enforceable against the CRT in accordance with its terms; such Trustee also covenants to be personally liable for all loss, damages, liabilities or deficiencies incurred by the Company or its subsidiaries or any other Stockholders as a result of any breach of this Agreement committed by the Trustee or the CRT;

               (2) The Charitable Organization beneficiary represents and warrants that it has full right, title and authority to enter into this Agreement, that it has the power and authority to execute this Agreement and to perform the obligations and duties set forth herein, and, upon its execution and delivery, this Agreement shall be enforceable against the Charitable Organization in accordance with its terms and that this Agreement shall constitute a valid and binding obligation of such Charitable Organization in accordance with its terms;

          (b) Upon formation of the CRT, such Charitable Organization executes this Agreement which shall become effective immediately upon any receipt of the Securities by the Charitable Organization in accordance with the terms of this Agreement; and

          (c) The terms of the CRT provide that the Charitable Organization beneficiary may only receive the Securities held by the CRT upon the death of the Stockholder (or Stockholder's spouse or issue, if applicable);

          Further, neither the CRT nor the Charitable Organization beneficiary may Transfer any Securities received under any circumstance prior to the termination of this Section 4 to any party other than the Trustee.

               4.4  Termination and Assignment.  The obligations of a
                    --------------------------
Stockholder pursuant to this Section 4 shall terminate upon an Initial Public Offering. The rights granted to Stockholders under Subsection 4.2 shall not be assignable except to Permitted Transferees. Any transferee of Securities from a Stockholder other than a purchaser of shares from a Stockholder after the Stockholder has duly complied with its obligations under this Section 4 with respect to such sale, shall be bound by the provisions of this Section 4 and such Stockholder shall obtain and deliver to each other Stockholder a written commitment to be bound by such provisions from each such transferee prior to any transfer.

          5.   Registration Rights.  Each Stockholder shall be entitled to
               -------------------
certain "piggy-back" registration rights with respect to future public offerings of Common Stock by Company and to certain demand registration rights (the "Registration Rights"). The terms of the Registration Rights are set forth in Exhibit A attached hereto. The rights granted to Stockholders under this
Section 5 shall not be assignable except to a Permitted Transferee. The rights granted to Stockholders under this Section 5 are subject to the provisions of
Section 10 of this Agreement.

          6.   Other Agreements.  The Company shall not consummate any material
               ----------------
transaction with a Stockholder or any Affiliate of a Stockholder other than transactions on terms that are no less favorable to the Company than could have been obtained with a person that is not a stockholder (as determined in the good faith judgment of the Board) and other than indemnification of any of Company's officers or directors whether pursuant to any indemnity agreement or applicable law.

          7.   Copy of Agreement.  A copy of this Agreement and all amendments
               -----------------
hereto shall be filed with the Secretary of Company and shall be kept at the principal executive offices of Company.

          8.   Governing Law.  This Agreement shall be governed by and construed
               -------------
and enforced in accordance with the laws of the State of Minnesota without regard to the conflicts of laws rules thereof.

          9.   Representations and Warranties.  Each Stockholder represents and
               ------------------------------
warrants (a) that such Stockholder has full power, capacity, right and authority, and any requisite approvals or consents to enter into and perform this Agreement; (b) that this Agreement and the performance of its obligations hereunder have been duly authorized, executed and delivered by such Stockholder and is a valid and binding agreement, enforceable against such Stockholder in accordance with its terms; (c) that such Stockholder owns beneficially and of record the shares of Common Stock set forth opposite its name on Schedule 2 hereto, free and clear of any lien, claim, charge, option, security interest, restriction or encumbrance and (d) that such Stockholder does not own beneficially or of record any other securities or rights, options or warrants to purchase any securities of the Company.

          10.  Merger Tax Treatment.  Notwithstanding any provision to the
               --------------------
contrary, each New Stockholder represents, warrants and agrees that such New Stockholder (i) has no plan or intention to engage in a sale, exchange, transfer, distribution, redemption, or reduction in any way of such New Stockholder's Common Stock or risk of ownership by short sale or otherwise, or other disposition, directly or indirectly (such actions being collectively referred to herein as a "Sale") of any of such New Stockholder's Common Stock as of the effective date hereof; (ii) will not engage in a Sale of such New Stockholder's Common Stock for a period of one (1) year after the effective date hereof unless the Company can obtain, at such Stockholder's expense, a written opinion from the tax advisors of the Company, in form and substance reasonably satisfactory to the Company, to the effect that the proposed Sale will not cause the Merger to fail to qualify for tax-free treatment under the provisions of section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code") (whether under section 368(a)(2)(D) or 368(a)(2)(E) of the Code); (iii) except as provided in the Merger Agreement, has paid his own expenses in connection with the Merger, (iv) did not sell any common stock of SCC in contemplation of the Merger; and (v) will take such further actions consistent with the terms of this Agreement and applicable law, as may be reasonably necessary to cause the Merger to be treated as a tax-free reorganization under the provisions of sections 368(a)(1)(A) of the Code (taking into account section 368(a)(2)(D) or 368(a)(2)(E) of the Code, as the case may be), including, without limitation, preparing appropriate tax returns, filings and reports consistent with the treatment of the Merger as such reorganization. Each New Stockholder acknowledges that except as provided in this Agreement, each New Stockholder has unrestricted rights of ownership in the Common Stock and each New Stockholder's ability to retain their Common Stock is not limited in any way.

          11.  Amendment and Waiver; Successors.  This Agreement may be amended,
               --------------------------------
modified or supplemented, and compliance with any provision hereof may be waived, only with the written consent of the FS Stockholder and those other New Stockholders then holding a majority of the shares of Voting Securities then held by such New Stockholders, and any amendment, modification, supplement or waiver so consented to in writing shall be binding upon the parties hereto and their successors and permitted transferees and assigns; provided that any amendment that materially and adversely affects the rights of any Stockholder hereunder shall require the consent of each Stockholder so affected. This Agreement shall be binding on the parties hereto and, their successors, transferees, assigns, heirs and personal representatives; provided however, that unless expressly permitted herein, this Agreement under the rights granted hereunder shall not be assignable without the written consent of all of the parties hereto, which consent may be withheld in each such party's sole discretion.

          12.  Interpretation.  The headings of the Sections contained in this
               --------------
Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect the meaning or interpretation of this Agreement.

          13.  Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or delivered by telecopier (with receipt confirmed), on the date of such delivery or transmission, or three (3) days after deposit in the mail, by registered or certified mail (return receipt requested) postage prepaid (i) if to Company, at AFC Enterprises, Inc., Six Concourse Parkway Suite 1700, Atlanta, Georgia 30328, Attention: Samuel N. Frankel, Esq., (ii) if to the FS Stockholder, at Freeman Spogli & Co. Incorporated, 11100 Santa Monica Boulevard, Suite 1900, Los Angeles, California 90025, Attention: William M. Wardlaw, telecopier: (310) 444-1870, and (iii) if to any of the New Stockholders, the address specified by such New Stockholder's name in Schedule 1 attached hereto (or at such other address or telecopier number for any party as shall be specified by like notice provided that notices of a change of address or telecopier number shall be effective only upon receipt thereof).

          14.  Legends.  All certificates evidencing Securities which are issued
               -------
to any of the Stockholders shall be legended as follows (in addition to any other legend required to be placed thereon):

               "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AND OBLIGATIONS WITH RESPECT TO THE TRANSFER, PLEDGE, HYPOTHECATION AND VOTING THEREOF AS SET FORTH IN THAT CERTAIN STOCKHOLDERS AGREEMENT DATED AS OF MARCH 18, 1998, AS AMENDED, WHICH MAY BE REVIEWED AT THE PRINCIPAL PLACE OF BUSINESS OF THE CORPORATION AND A COPY OF WHICH MAY BE OBTAINED FROM THE CORPORATION WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR."

          15.  Further Assurances.  The Stockholders shall exercise, or cause to
               ------------------
be exercised, voting rights with respect to Voting Securities held of record or beneficially owned by them in a manner so that, and shall otherwise take any necessary actions in order that, the covenants and understandings of the parties set forth in this Agreement shall be implemented.

Each party hereto agrees to perform any further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Agreement and to make appropriate changes to the procedures set forth herein to implement such rights to the extent necessary to conform to the Minnesota Business Corporation Act or other applicable law. Each party hereto further agrees not to take any action violating the intent and purpose of this Agreement. The Company covenants and agrees that it will act in good faith to preserve for each of the Stockholders the benefits of this Agreement and that it will take no voluntary action to impair the benefit hereof or to avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder or to deny to any of the Stockholders any of the benefits or protections contemplated hereby.

          16.  Injunctive Relief; Disputes.  It is acknowledged that it will be
               ---------------------------
impossible to measure in money the damages that would be suffered if the parties hereto fail to comply with any of the obligations herein imposed on them and that, in the event of any such failure, an aggrieved party hereto will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law. In the event of any dispute among the parties arising out of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party the reasonable expenses of the prevailing party, including, without limitation, reasonable attorneys' fees.

          17.  Severability.  If any term or other provision of this Agreement
               ------------
is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect to the maximum extent permitted by applicable law. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that this Agreement be enforced as originally contemplated to the greatest extent possible.

          18.  Entire Agreement.  This Agreement (and Exhibits hereto), together
               ----------------
with the Company's Articles of Incorporation and Bylaws as in effect on the date hereof constitute the entire agreement and understanding among the parties pertaining to the subject matter hereof and supersede any and all prior agreements, whether written or oral, relating hereto.

          19.  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

FS EQUITY PARTNERS III, L.P., a            AFC ENTERPRISES, INC.
Delaware limited partnership
                                           By: /s/ [Illegible]
                                               --------------------------------
By: FS Capital Partners, L.P.                  Its: Executive Vice President
    Its:  General Partners
          By: FS Holdings, Inc.

              By: /s/ John M. Roth
                  ----------------
                  Its:

FS EQUITY PARTNERS
INTERNATIONAL, L.P., a Delaware
limited partnership

By: FS&Co. International, L.P.
    Its: General Partners
         By: FS International Holdings Limited
             Its: General Partner

                  By: /s/ John M. Roth
                      ----------------
                      Its:

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
 Name:  Douglas D. Adkins, UTMA      Number of SCC shares held: 750
        Custodian for Blakeley
        MacP. Adkins                 Number of AFC shares received: 598/1/


Signature:  /s/ Douglas D. Adkins
            ---------------------

Title:  UTMA Custodian for Blakeley MacP. Adkins

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)




_____________________________

     /1/Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
 Name:  Douglas D. Adkins, UTMA      Number of SCC shares held: 750
        Custodian for Caitlin
        K.M. Adkins                  Number of AFC shares received: 598/1/


Signature:  /s/ Douglas D. Adkins
            ---------------------

Title:  UTMA Custodian for Caitlin K.M. Adkins

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)




______________________________

     /1/Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
 Name:  Douglas D. Adkins           Number of SCC shares held: 750

                                    Number of AFC shares received: 598/1/


Signature:  /s/ Douglas D. Adkins
            -----------------------

Title:   __________________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)






_____________________________

     /1/Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
 Name: Henry Gai Family Trust B      Number of SCC shares held: 90,715

                                     Number of AFC shares received: 72,468/1/




Signature:  /s/ Karen F. McDonald
            ---------------------

Title:   Trustee

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)






______________________________

     /1/Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
 Name:  Henry Gai Family Trust C     Number of SCC shares held:  90,715

                                     Number of AFC shares received: 72,468/1/



Signature:  /s/ Karen F. McDonald
            ---------------------

Title:  Trustee

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)







_______________________________

     /1/Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
 Name:  Mario Gelmini             Number of SCC shares held:  13,200

                                  Number of AFC shares received:  10,544/1/




Signature:  /s/ Mario Gelmini
            -------------------

Title:   ______________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)









____________________________

     /1/Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:  Margaret Jacobson-Sive         Number of SCC shares held:  4,814

                                        Number of AFC shares received:  3,845/1/

Signature:  /s/ Margaret Jacobson-Sive
            --------------------------

Title:  ______________________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)


__________________

     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.

Shareholder
  Name:  Philip L. Johnson       Number of SCC shares held:  30,000

                                 Number of AFC shares received:  23,965/1/

Signature:  /s/ Philip L. Johnson
            ---------------------

Title:  _________________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)


__________________

     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.

Shareholder
  Name:  Edward B. Kibble             Number of SCC shares held:  4,300

                                      Number of AFC shares received:  3,435/1/


Signature:  /s/ Edward B. Kibble
            --------------------

Title:  ________________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)


____________________

     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.

Shareholder
  Name:   Peter Larsen                Number of SCC shares held:  2,568

                                      Number of AFC shares received:  2,051/1/

Signature:  /s/ Peter Larsen
            ----------------

Title:  ____________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)


____________________

     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

      The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.

Shareholder
  Name:   Pasquale Madeddu       Number of SCC shares held:  11,871

                                 Number of AFC shares received:  9,482/1/

Signature:  /s/ Pasquale Madeddu
            --------------------

Title:  ________________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)


___________________

     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

      The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:   Michele McCarthy Revocable Trust    Number of SCC shares held: 184,264

                                              Number of AFC shares received:
                                              147,201/1/

Signature:  /s/ Michele McCarthy
            --------------------

Title:  Trustee

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)


_______________

     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.

Shareholder
  Name:  Patrick McCarthy        Number of SCC shares held:  18,407

                                 Number of AFC shares received:  14,704/1/


Signature:  /s/ Patrick McCarthy
            --------------------

Title:   _______________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)


_________________

     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:   Karen F. McDonald      Number of SCC shares held:  245,741

                                 Number of AFC shares received:  196,313/1/

Signature:  /s/ Karen F. McDonald
            ---------------------

Title:  _________________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)



_____________________

     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.

Shareholder
  Name:  Lawrence McDonald       Number of SCC shares held:  182,321

                                 Number of AFC shares received:  145,649/1/

Signature:  /s/ Lawrence McDonald
            ---------------------

Title:  _________________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)


__________________

     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

      The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.

Shareholder
  Name: Patrick McDonald Living Trust  Number of SCC shares held: 285,505

                                       Number of AFC shares received: 228,080/1/

Signature:  /s/ Larry McDonald
            ------------------

Title:  Trustee

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)


_______________________

     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

      The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.

Shareholder
  Name:  Tim O'Hara                Number of SCC shares held:  1,597

                                   Number of AFC shares received:  1,275/1/

Signature:  /s/ Tim O'Hara
            --------------

Title:  __________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)


__________________
     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:   William Orr            Number of SCC shares held:  3,300

                                 Number of AFC shares received:  2,635/1/

Signature:  /s/ William Orr
            ---------------

Title:   __________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)


____________________

/1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:  David M. Paulsell          Number of SCC shares held:  2,853

                                    Number of AFC shares received:  2,278/1/

Signature:  /s/ David M. Paulsell
            ---------------------

Title:  _________________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)


____________________

/1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:  Frederick O. Paulsell, III     Number of SCC shares held:  4,280

                                        Number of AFC shares received:  3,418/1/

Signature:  /s/ Frederick O. Paulsell, III
            ------------------------------

Title:  __________________________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)


_____________

/1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

      The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:  Frederick O. Paulsell, Jr.   Number of SCC shares held:  299,228

                                      Number of AFC shares received:  239,042/1/

Signature:  /s/ Frederick O. Paulsell, Jr.
            ------------------------------

Title:   _________________________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)


_______________

/1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

      The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:  Northwestern Trust Co.,      Number of SCC shares held:  80,534
         Trustee IRA Account FBO
         Frederick O. Paulsell, Jr.   Number of AFC shares received:  64,335/1/

Signature:  [illegible]
            ---------------------

Title:  VP & Senior Trust Officer

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)


_______________

/1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:  Frederick O. Paulsell, Jr. Trust   Number of SCC shares held:  8,334

                                            Number of AFC shares received:
                                            6,656/1/

Signature:  /s/ Frederick O. Paulsell, Jr.
            ------------------------------

Title:  Trustee

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)


________________

/1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:  Leigh A. Paulsell              Number of SCC shares held:  2,853

                                        Number of AFC shares received:  2,278/1/

Signature:  /s/ Leigh A. Paulsell
            ---------------------

Title:  _________________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)


____________________

/1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:  Michael L. Paulsell         Number of SCC shares held:  4,000

                                     Number of AFC shares received:  3,195/1/

Signature:  /s/ Michael L. Paulsell
            -----------------------

Title:  ___________________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)


____________________

/1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

      The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:  Pinco Pallino, Inc.         Number of SCC shares held:  223,904

                                     Number of AFC shares received:  178,868/1/


Signature:________________

Title:    Its _____ President

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)




_________________
     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

      The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:  Thomas L. Reid          Number of SCC shares held:  21,800

                                 Number of AFC shares received:  17,415/1/

Signature:  /s/ Thomas L. Reid
            ------------------

Title:     ___________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)




______________________
     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

      The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:  Smith Barney, Inc., as IRA   Number of SCC shares held:  3,325
         Custodian FBO Thomas L. Reid
                                      Number of AFC shares received:  2,655/1/

Signature:  /s/ Rebecca Pearson
            -------------------

Title:      Operations Manager
            -------------------

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)





_____________________
     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

      The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:      William J. Rex         Number of SCC shares held:  8,334

                                    Number of AFC shares received:  6,656/1/



Signature:  /s/ William J. Rex
            ------------------

Title:      __________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)






_____________________
     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

      The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:  Craig Russell              Number of SCC shares held:  1,120

                                    Number of AFC shares received:  894/1/



Signature:  /s/ Craig Russell
            -----------------

Title:      _________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)




_____________________
     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

      The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:  Dave Stewart               Number of SCC shares held:  6,035

                                    Number of AFC shares received:  4,821/1/



Signature:  /s/ Dave Stewart
            ----------------

Title:      ________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)






_____________________
     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

      The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:  James V. Stewart       Number of SCC shares held:  483,041

                                Number of AFC shares received:  385,885/1/



Signature:  /s/ James V. Stewart
            --------------------

Title:      Chairman

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)





_____________________
     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

      The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:  Julie Straus            Number of SCC shares held:  300

                                 Number of AFC shares received:  238/1/



Signature:  /s/ Julie Strauss
            -----------------

Title:      _________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)






_____________________
     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

      The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:   Paul C. Suzman         Number of SCC shares held:  30,996

                                 Number of AFC shares received:  24,760/1/



Signature:  /s/ Paul C. Suzman
            ------------------

Title:      __________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)






_____________________
     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

      The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name:   Dave Wickberg          Number of SCC shares held:  4,774

                                 Number of AFC shares received:  3,812/1/



Signature:  /s/ Dave Wickberg
            -----------------

Title:      _________________

(If the signatory is signing on behalf
of a corporation, partnership, trust or
other similar entity)






_____________________
     /1/ Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

     The undersigned, a former shareholder of Seattle Coffee Company, a Washington corporation ("SCC"), hereby accepts the terms and conditions of the Stockholders Agreement dated as of March 18, 1998, and acknowledges that such acceptance is a condition to the acquisition of the common stock of AFC Enterprises, Inc. ("AFC") by the undersigned in connection with the Merger between a wholly-owned subsidiary of AFC and SCC pursuant to the Agreement and Plan of Merger dated as of January 23, 1998 by and among AFC, AFC Acquisition Corp., SCC and the principal shareholders of SCC listed therein.


Shareholder
  Name: Dawn Zervas                Number of SCC shares held: 109,210.5

                                   Number of AFC shares received: 87,243/1/


Signature:  /s/ Dawn Zervas
            ---------------------

Title: __________________________

(If the signatory is signing on
behalf of a corporation, partnership,
trust or other similar entity)





_____________________
     /1/Shares reflect AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

                                  SCHEDULE 1

                               New Stockholders

                                                                             Shares of AFC
            Name                                Address                      Common Stock/1/
----------------------------       ---------------------------------       -------------------
Douglas D. Adkins                  c/o Capstan Partners                                 7,988
                                   1301 Fifth Avenue, #2830
                                   Seattle, WA 98101

Douglas D. Adkins, UTMA            c/o Capstan Partners                                   598
Custodian for Blakeley             1301 Fifth Avenue, #2830
MacP. Adkins                       Seattle, WA 98101

Douglas D. Adkins, UTMA            c/o Capstan Partners                                   598
Custodian for Caitlin K.M. Adkins  1301 Fifth Avenue, #2830
                                   Seattle, WA 98101

Henry Gai Family Trust B           7204 N. Mercer Way                                  72,468
Attn:  Karen F. McDonald           Mercer Island, WA 98109

Henry Gai Family Trust C           7204 N. Mercer Way                                  72,468
Attn:  Karen F. McDonald           Mercer Island, WA 98109

Mario Gelmini                      2522-32nd Avenue W., #209                           10,544
                                   Seattle, WA 98199

Margaret Jacobson-Sive             6 Byron Street                                       3,845
                                   Boston, MA 02108

Philip L. Johnson                  4801 Harbor Lane                                    23,965
                                   Everett, WA 98203



__________________
     /1/The shares reflected in this column include AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

                                                                             Shares of AFC
           Name                                 Address                      Common Stock/1/
----------------------------       ---------------------------------       -------------------
Edward B. Kibble                   c/o Kibble & Prentice, Inc.                          3,435
                                   600 Stewart Street, #1000
                                   Seattle, WA 98101

Peter Larson                       9925 S.W. 206 C.                                     2,051
                                   Vashon, WA 98070

Pasquale Madeddu                   4900 SE Willow Street                                9,482
                                   Milwaukee, OR 97222

Michele McCarthy Revocable Trust   2268 - 66th Avenue SE                              147,201
Attn:  Michele McCarthy            Mercer Island, WA 98040

Patrick McCarthy                   2268-66th Avenue SE                                 14,704
                                   Mercer Island, WA 98040

Karen F. McDonald                  7204 N. Mercer Way                                 196,313
                                   Mercer Island, WA 98040

Lawrence McDonald                  7204 N. Mercer Way                                 145,649
                                   Mercer Island, WA 98040

Patrick McDonald Living Trust      7204 N. Mercer Way                                 228,080
Attn:  Lary McDonald               Mercer Island, WA 98040

Tim O'Hara                         3503 NE 47th Street                                  1,275
                                   Seattle, WA 98105

William Orr                        141 Sunnyside Avenue                                 2,635
                                   Mill Valley, CA 94941

David M. Paulsell                  6826 - 18th Avenue, N.E.                             2,278
                                   Seattle, WA 98115



_____________________
     /1/The shares reflected in this column include AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

            Name                                Address                      Common Stock/1/
----------------------------       ---------------------------------       -------------------
Frederick O. Paulsell III          2908 Montlake Boulevard E.                           3,418
                                   Seattle, WA 98112

Frederick O. Paulsell, Jr.         Olympic Capital Partners                           239,042
                                   1325 Fourth Avenue, #1900
                                   Seattle, WA 98101

Northwestern Trust Co.,            1201 Third Avenue, 20th Floor                       64,335
Trustee IRA Account FBO            Seattle, WA 98101
Frederick O. Paulsell, Jr.

Frederick O. Paulsell, Jr.         c/o Olympic Capital Partners                         6,656
Trust, Attn:  Frederick O.         1325 Fourth Avenue, #1900
Paulsell, Jr.                      Seattle, WA 98101

Leigh A. Paulsell                  NE 1060 Duncan Lane                                  2,278
                                   Pullman, WA 99163

Michael L. Paulsell                1038 Washington Place East                           3,195
                                   Seattle, WA 98112

Pinco Pallino, Inc.                4727 - 36th Avenue SW                              178,868
Attn:  Dawn Zervas                 Seattle, WA 98126-2715

Thomas L. Reid                     3620 - 204th Place, NE                              17,415
                                   Redmond, VA 98053

Smith Barney, Inc., as IRA         500 - 108th Avenue NE, #1900                         2,655
Custodian FBO Thomas L. Reid       Bellevue, WA 98004

William J. Rex                     c/o Prudential Securities, Inc.                      6,656
                                   1201 Third Avenue, #3500
                                   Seattle, WA 98101

Craig Russell                      9312 - 178th Place NE, #4                              894
                                   Redmond, WA 98052

_____________________
     /1/The shares reflected in this column include AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

            Name                                Address                      Common Stock/1/
----------------------------       ---------------------------------       -------------------
Dave Stewart                       13030 - 32nd Street, S.E.                            4,821
                                   Snohomish, WA 98290-9740

James V. Stewart                   22430 - 98th Avenue SW                             385,885
                                   Vashon, WA 98070

Julie Straus                       3818 Mercer Way                                        238
                                   Mercer Island, WA 98040

Paul C. Suzman                     2017 Parkside Drive E.                              24,760
                                   Seattle, WA 98112

Dave Wickberg                      2704 - 39th Avenue SW                                3,812
                                   Seattle, WA 98116

Dawn Zervas                        4727 - 36th Avenue SW                               87,243
                                   Seattle, WA 98126-2715

______________________
     /1/The shares reflected in this column include AFC Shares issued as part of the Net Closing Payment and the Holdback Funds but do not include any AFC Shares that may become issuable as a part of the Contingent Payment. In the event such additional AFC Shares shall be earned pursuant to the Contingent Payment, such AFC Shares shall be subject to all of the terms and conditions of this Agreement.

                                  SCHEDULE 2

                       Ownership of Company Common Stock

                by the FS Stockholder and the New Stockholders


             Stockholder                              Common Stock
-------------------------------------------       --------------------

FS Equity Partners III, L.P.                          18,259,483
FS Equity Partners International, L.P.                   733,583
New Stockholders                                       1,977,748/1/




____________________
     /1/See footnote 1.

                                   EXHIBIT A
                                   ---------

                       TERMS OF THE REGISTRATION RIGHTS
                              OF THE COMMON STOCK


          Capitalized terms used herein and not otherwise defined shall have the respective meanings given such terms in the Stockholders Agreement (the "Stockholders Agreement") dated as of March 18, 1998 by and among the FS Stockholder, the Company and the New Stockholders to which this Exhibit A is attached.

                                       I

          SECTION I.1    Definitions.  For purposes of this Exhibit A, the
                         -----------                        ---------
following terms shall have the following meanings:

          "Demand Registration" means a Demand Registration as defined in
Section 2.1.

          "Excess Amount" means the number of Registrable Securities requested by a Holder or Holders to be sold pursuant to Section 2.1 or 2.2 which the managing Underwriter or Underwriters determines exceeds the largest number of Registrable Securities which can successfully be sold in an orderly manner in such offering within a price range acceptable to the Company.

          "Holder" means any New Stockholder (or any Permitted Transferee thereof).

          "Other Holder Notice" means an Other Holder Notice as defined in
Section 2.1.

          "Piggy-Back Registration" means a Piggy-Back Registration as defined in Section 2.2.

          "Registrable Security" means any share of Common Stock outstanding until (i) a registration statement covering such Common Stock has been declared effective by the SEC and it has been disposed of pursuant to such effective registration statement, (ii) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or it may be sold pursuant to Rule 144(k) under such Act or (iii) it has been otherwise Transferred, the Company has delivered a new certificate or other evidence of ownership for it not bearing the legend required pursuant to the Stockholders Agreement and it may be resold without subsequent registration under the Securities Act.

          "Requisite Share Number" means a number of Registrable Securities representing not less than 10% of the total number of shares of Common Stock then outstanding or shares of Common Stock representing not less than $10,000,000 in fair market value as determined by the Board.

          "Selling Holder" means a Holder who is selling Registrable Securities pursuant to a registration statement under the Securities Act.

          "Transfer" means any direct or indirect transfer, sale, assignment or other disposition of Common Stock.

          "Underwriter" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.

                                      II

          SECTION II.1   Demand Registration.
                         -------------------

          (a)  Request for Registration. Subject to the provisions of Section 10
               ------------------------
of the Stockholders Agreement, at any time on or after the date which is six months following the closing of the Initial Public Offering or at any time after February __, 2003, any Holder or Holders owning, individually or in the aggregate, at least the Requisite Share Number may make a written request for registration under the Securities Act of all or part of its or their Registrable Securities (a "Demand Registration"); provided that the Holder or Holders making
                                      --------
the request are together requesting that the Requisite Share Number be registered, and provided further that the Company shall not be obligated to
                ----------------
effect (i) more than one Demand Registration under this Agreement or under that certain Stockholders Agreement dated as of April 11, 1996, as amended in any 18-month period or (ii) more than one Demand Registration for the New Stockholders and their Permitted Transferees as a group. Such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company shall give written notice of such registration request within 10 days after the receipt thereof to all other Holders. Within 20 days after receipt of such notice by any Holder, such Holder may request in writing that Registrable Securities be included in such registration. Each such request by such other Holders (each, an "Other Holder Notice") shall specify the number of shares of Registrable Securities proposed to be sold and the intended method of disposition thereof. The Company shall include in such Demand Registration the Registrable Securities of any other New Stockholder (or Permitted Transferee) requested to be so included and such New Stockholder shall be deemed to be a Holder who initiated a Demand Registration for purposes of this Exhibit A, including, without limitation, Sections 2.1 and 2.3. Unless a majority in interest of the participating New Stockholders shall consent in writing, no other party, including the Company, shall be permitted to offer securities under any Demand Registration initiated by the New Stockholders.

          (b)  Effective Registration. A registration will not count as a Demand
               ----------------------
Registration until it has become effective.

          (c)  Underwritten Offering.  If the Holder initiating a Demand
               ---------------------
Registration so elects, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. The Company and such Holder shall jointly select one or more nationally recognized firms of investment bankers to act as the managing Underwriter or Underwriters in connection with such offering and shall select any additional managers to be used in connection with the offering.

          (d)  Required Delays.  Notwithstanding anything contained in this
               ---------------
Section 2.1 to the contrary, if any request for Demand Registration is delivered at a time when the Company has determined or is currently planning to file a Registration Statement with respect to an underwritten primary registration of Common Stock on behalf of the Company (so long as a Registration Statement is filed with respect thereto within two months of the Holder's or Holders' request for Demand Registration), the Company may require the Holder or Holders to postpone such request until the sooner of the expiration of the 120-day period following the effective date of such registration or six months from the day of the Holder's or Holders' request for such Demand Registration; and, provided
                                                                    --------
further, however, that if such request is delivered at a time when such
-------  -------
registration would adversely affect a material acquisition or merger to which the Company is a party, the Company may require the Holder to postpone such request for an appropriate period (not to exceed 90 days). In either such event, the Company shall deliver a certificate signed by the President or the Chairman confirming the Company's reasons for postponing the registration.

          SECTION II.2   Piggy-Back Registration.  Subject to Section 10 of the
                         -----------------------
Stockholders Agreement, if at any time 90 days following the closing of the Company's Initial Public Offering, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any of its respective security holders of any class of security of the same class as the Registrable Securities (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the SEC) or a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing security holders), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than 10 days before the anticipated filing date), and such notice shall offer such Holders the opportunity (subject to Section 2.1) to register such number of shares of Registrable Securities as each such Holder may request in writing within 5 days of receipt of such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof) (a "Piggy-Back Registration"); provided, that, Registrable Securities of a Holder may be excluded from such offering if such offering is made pursuant to Section 2.1 of Exhibit A of the Stockholders Agreement dated April 11, 1996, as amended. The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Subject to Section 2.3(b), any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggy-Back Registration by giving written notice to the Company of its request to withdraw within 20 days of its request for inclusion. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective.

          SECTION II.3   Reduction of Offering.
                         ---------------------

          (a) Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of an offering described in Section 2.1 or 2.2 determine that the size of the offering that the Holders, the Company or any other Persons intend to make is such that the success of the offering would be adversely affected by inclusion of the Registrable Securities requested to be included, then (i) with respect to a Demand Registration, if the size of the offering is the basis of such Underwriter's or Underwriters' determination, the Company shall not include in such registration an amount of Registrable Securities requested to be included in such offering equal to the Excess Amount, such reduction first to be allocated pro rata among the Holders or other Persons who did not initiate the request for a Demand Registration according to the number of Registrable Securities requested for inclusion, with the Holder or Holders or other Persons who initiated the request for a Demand Registration entitled to include shares therein to the maximum extent possible provided that if such Holders cannot include all their shares in such offering, the amount of Registrable Securities to be registered shall be reduced pro rata among the initiating Holders and (ii) in the case of a Piggy-Back

Registration, if securities are being offered for the account of other Persons as well as the Company, the securities the Company seeks to include shall have priority over securities sought to be included by any other Person (including the Holders) and, with respect to the Registrable Securities intended to be offered by Holders, the proportion by which the amount of such class of securities intended to be offered by Holders is reduced shall not exceed the proportion by which the amount of such class of securities intended to be offered by such other Persons is reduced (it being understood that with respect to the Holders and third parties such reduction may be all of such class of securities).

          (b) If, as a result of the proration provisions of Section 2.3(a), any Holder shall not be entitled to include all Registrable Securities in a Demand Registration or Piggy-Back Registration that such Holder has requested to be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration (a "Withdrawal Election"); provided
                                                                       --------
however, that a Withdrawal Election shall be irrevocable and, after making a
-------
Withdrawal Election, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

                                      III

          SECTION III.1  Filings; Information.  Whenever any Holder requests
                         --------------------
that any Registrable Securities be registered pursuant to Section 2.1 hereof, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

          (a) The Company will as expeditiously as possible prepare and file with the SEC a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective until the earlier of (i) 90 days from the date such registration statement became effective or (ii) the date on which the sale of Registrable Securities has been completed; provided that, if the Company shall
                                           --------
furnish to any Holder making a request pursuant to Section 2.1 a certificate signed by either its Chairman or Chief Executive Officer stating that in his good faith judgment it would be significantly disadvantageous to the Company or its shareholders for such a registration statement to be filed as expeditiously as possible, the Company shall have a period of not more than 90 days within which to file such registration statement measured from the date of receipt of the request in accordance with Section 2.1.

          (b) The Company will, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder, one counsel representing all such Selling Holders, and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, together with exhibits thereto, which documents will be subject to prompt review and approval by the foregoing, and thereafter furnish to such Selling Holder, counsel and Underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Holder or

Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

          (c) After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (d) The Company will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A)
                        --------
qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

          (e) The Company will immediately notify each Selling Holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each Selling Holder any such supplement or amendment.

          (f) The Company will enter into customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

          (g) The Company will deliver promptly to each Selling Holder of such Registrable Securities and each Underwriter, if any, subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement and make available for inspection by any Selling Holder of such Registrable Securities, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), (it being understood that the Company is responsible for payment of the reasonable fees and expenses of only one counsel pursuant to clause (viii) of Section 3.2) all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), subject to restrictions imposed by any governmental authority governing access to classified information, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; provided that
                                                               --------
prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and provided further, that
                                                         ----------------
if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records which counsel has advised the Inspectors that the Inspectors are compelled to disclose. Each Selling Holder of such Registrable Securities agrees that information obtained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Selling Holder after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such is made generally available to the public. Each Selling Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (h) The Company will otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

          (i) The Company will use its best efforts (a) to cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange or (b) to secure designation of all such Registrable Securities as a National Association of Securities Dealers Automatic Quotation ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-l of the SEC or, to secure NASDAQ authorization for such Registrable Securities, if similar securities issued by the Company are so designated.

          (j) The Company may require each Selling Holder of Registrable Securities to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

          Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.1(e) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(e) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies then in such Selling Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 3.1(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(e) hereof to the date when the Company shall make available to the Selling Holders of Registrable Securities covered by such registration statement a prospectus supplemented or amended to conform with the requirements of Section 3.1(e) hereof.

          SECTION III.2  Registration Expenses.  In connection with any Demand
                         ---------------------
Registration pursuant to Section 2.1 hereof and any registration statement filed pursuant to Section 2.2 hereof, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the "Registration Expenses"): 1 all registration and filing fees, 1 fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), 1 printing expenses, 1 the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), 1 the fees and expenses, if any, incurred in connection with the listing of the Registrable Securities, 1 fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company and 1 the fees and expenses of any special experts retained by the Company in connection with such registration. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses of the Holders.

                                      IV

          SECTION IV.1   Indemnification by the Company.  The Company agrees to
                         ------------------------------
indemnify and hold harmless each Selling Holder of Registrable Securities, its officers, directors and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any loss, claim, damage or liability and any action in respect thereof to which such Selling Holder, its officers, directors and agents, and any such controlling Person may become subject under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or arises out of, or is based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Selling Holder, its officers, directors and agents, and each such controlling Person for any legal and other expenses reasonably incurred by that Selling Holder, its officers, directors and agents, or any such controlling Person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1. The indemnity agreement contained in this Section 4.1 shall not apply to amounts paid in settlement of any such loss, claim, damage or liability and any action in respect thereof if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any loss, claim, damage, liability and any action in respect thereof to the extent that it arises from or is based upon written information relating to a Person furnished expressly for use in connection with such registration by such Person, nor shall the Company be liable to any Person for any such loss, claim, damage or liability and any action in respect thereof to the extent it arises from or is based upon 1 any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities delivered by such Person after the Company had provided written notice to such Person that such registration statement or prospectus contained such untrue statement or alleged untrue statement of a material fact, 1 any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading after the Company had provided written notice to such Person that such registration statement or prospectus contained such omission or alleged omission, or 1 the failure of such Person to deliver any preliminary or final prospectus, or any amendments or supplements thereto, required under applicable securities laws, including the Securities Act, to be so delivered, provided that a sufficient number of copies thereof had been provided by the Company to such Person.

          SECTION IV.2   Indemnification by Holders of Registrable Securities.
                         ----------------------------------------------------
Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with reference to information related to such Selling Holder furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Each Selling Holder also agrees to indemnify and hold harmless Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 4.2. In no event, however, shall any indemnity obligation under this Section 4.2 exceed the gross proceeds from the offering received by such Selling Holder.

          SECTION IV.3   Conduct of Indemnification Proceedings.  Promptly after
                         --------------------------------------
receipt by any person in respect of which indemnity may be sought pursuant to
Section 4.1 or 4.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the person against whom such indemnity may be sought (an "Indemnifying Party") notify the Indemnifying Party in writing of the claim or the commencement of such action provided that the failure to notify the Indemnifying Party shall not relieve it from any liability which it may have to an Indemnified Party otherwise than under Section 4.1 or 4.2 and except to the extent of any actual prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall
                                   --------
have the right to employ separate counsel to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) based upon the written opinion of counsel of such Indemnified Party representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

          SECTION IV.4   Contribution.  If the indemnification provided for in
                         ------------
this Article IV is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no

Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public (less underwriting discounts and commissions) exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligations to contribute pursuant to this Section 4.4 are several in proportion to the proceeds of the offering received by such Selling Holder bears to the total proceeds of the offering received by all the Selling Holders and not joint.

                                       V

          SECTION V.1    Participation in Underwritten Registrations.  No Person
                         -------------------------------------------
may participate in any underwritten registration hereunder unless such Person
(a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these Registration Rights; provided that (i) such Person will not be required to make
                     --------
any representations or warranties except those which relate solely to themselves and (ii) the liability of such Person to any Underwriter under such underwriting agreement will be limited to liability arising from misstatements in, or omissions from, written information regarding such Person provided by or on behalf of such Person for inclusion in the prospectus.

          SECTION V.2    Rule 144.  The Company covenants that it will use its
                         --------
reasonable best efforts to file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent reasonably required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar Rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

          SECTION V.3    Holdback Agreements.  To the extent not inconsistent
                         -------------------
with applicable law, each Holder of Registrable Securities agrees not to effect any sale or distribution of the issue being registered or of a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 14 days prior to, and during the 180-day period beginning on, the effective date of the registration statement filed by the Company (except as part of such registration) if, and to the extent, requested by the managing Underwriter or Underwriters in the case of an underwritten public offering.

          SECTION V.4    Stockholders Agreement.  Notwithstanding anything above
                         ----------------------
to the contrary, all Transfers of Registrable Securities subject to the provisions of the Stockholders Agreement shall be made only in accordance with such provisions.

                                     A-11